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The Greater China Fund, Inc.
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TABLE OF CONTENTS

The Fund's Management                                   2
Letter to Shareholders                                  3
Report of the Investment Manager                        4
Portfolio of Investments                                9
Statement of Assets and Liabilities                    13
Statement of Operations                                14
Statement of Changes in Net Assets                     15
Notes to Financial Statements                          16
Financial Highlights                                   22
Report of Independent Accountants                      23
Dividend Reinvestment Plan                             24
Other Information                                      25


This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
1285 Avenue of the Americas
New York, New York 10019

For information call (212) 713-2848

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.

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THE FUND'S MANAGEMENT

Directors
Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Don G. Hoff
Jonathan J.K.Taylor
Tak Lung Tsim

Executive Officers
David G. P. Scholfield, President
Peter Cairns, Secretary
Henry Ho, Vice President
Julian F. Sluyters, Vice President
C. William Maher, Treasurer & Assistant Secretary

Investment Manager
Baring International Investment (Far East) Limited
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

Administrator
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
White & Case
1155 Avenue of the Americas
New York, New York 10036

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LETTER TO SHAREHOLDERS
February 4, 1998

Dear Shareholder,

Despite a very successful first eight months of 1997, during which the net asset value per share rose to a high of US$28.13, the severe deterioration of economic and market conditions in the region over the last few months resulted in a reversal of last year's good results. For the year overall, the Fund's net asset value per share decreased from US$19.49 to US$13.46. Of the US$6.03 fall in net asset value per share, US$3.62 represented distributions of ordinary income and long-term capital gains to shareholders.

By mid-summer, the increasing risk associated with the Fund's exposure to smaller, cyclical red chip and China stocks, which had appreciated very steeply in the first half of the year, was becoming alarmingly disproportionate to further upside potential. Accordingly, a major sales program was undertaken, with the objective of redeploying the proceeds largely into more-defensive counters, such as electricity suppliers and other utilities. Substantial capital gains were realized, resulting in a substantial distribution of US$3.50 per share on January 16, 1998.

The economic recovery in China which I mentioned in last year's annual report continued into 1997 and appeared set to produce strong results. Unfortunately, contagion from the debt crisis elsewhere in Asia took its toll on the Chinese stock markets, although the renminbi held firm against the plummeting currencies of China's competitors. Strict controls introduced by the government to control an unacceptable increase in speculation in the market, combined with foreign investors' fears over the effects of the region's economic problems, witnessed a sharp fall off in both "A" and "B" shares.

The changeover of Hong Kong's sovereignty on June 30 proved to be less disruptive than some commentators had expected. Furthermore, many investors initially felt that Hong Kong would be fairly immune to the troubles of its Asian counterparts. This, coupled with forecasts for solid domestic and mainland growth, made the market attractive. Nevertheless, Hong Kong fell prey to the effects of the regional crisis and investors became increasingly concerned as the Hong Kong dollar peg came under threat. As interest rates were raised to defend the fixed exchange rate, there was a rapid decline in both property and equity market valuations.

Although investment prospects for the immediate future remain uncertain, lower valuations in both China and Hong Kong make for attractive investment opportunities. Your Board of Directors remains confident that restructuring in mainland China and strong fundamentals in Hong Kong provide opportunities for premium medium- and long-term growth and investment returns.

Sincerely,


Richard B. Bradley
Chairman

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REPORT OF THE INVESTMENT MANAGER

Overview

The stock markets of "Greater China" experienced significant fluctuation in investment sentiment during 1997. Share prices rose sharply in the first seven months of the year on the back of buoyant liquidity conditions in these markets and the prospect of an improving economic outlook. However, in the last few months of the year, optimism in the equity market quickly evaporated as a result of currency turmoil in the region. Concerns about currencies in Hong Kong and China grew and worries of corporate earnings were raised on the prospect of slower economic growth. As a result, equity prices collapsed and closed the year with negative returns.

During the year, the Fund benefited from its large weighting in red chip stocks, Hong Kong listed companies ultimately controlled by mainland Chinese parents. Their share prices rose substantially in the first half of the year on expectations of high earnings, further enhancing their values. Though affected by the major de-rating of the markets in the last quarter of the year, red chips remain an important component of the Hong Kong stock market, as reflected in their share of market turnover and capitalization.

The table below portrays the net asset value performance of the Fund compared with the relevant market indices over the last three years:

Source: MSCI/BAM

Performance of Net Asset Value Per Share

Note: This information represents the historical performance of The Greater
      China Fund, Inc. and assumes the reinvestment of all dividends and distributions.

      Past performance is not predictive of future returns.

Asset Allocation

The major changes in asset allocation have been the increased weighting in China "H" and "B" shares. The weighting in these China stocks increased from 18% to 32%, funded mainly from a reduction in Hong Kong weightings. Holdings in Taiwan, Korea and Singapore have also been sold to re-invest in these shares.

In terms of sectors, weightings have been increased in manufacturing, utilities, services and infrastructure. These sectors offer companies with stable earnings growth and healthy balance sheets.

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CHINA

Market Review

The Chinese stock markets were mainly driven by the government's policies towards the corporate sector, equity markets and the external shocks from the Asian crisis. Share prices rose strongly in the first half of the year on the back of buoyant domestic liquidity conditions and the prospect of an improving economic outlook. Administrative measures adopted by the government to cool down "excessive" speculation in the market led to a drastic retreat of both "A" and "B" shares. The "B" share markets were subsequently hit hard by the sell-off of foreign investors concerned over the contagion effects of currency turmoil in the region.

Prospects

Based on preliminary statistics, the Chinese economy, in terms of gross domestic product, rose 8.8% in 1997, compared to 9.7% in 1996 and 10.2% in 1995, as strong exports led the way. Domestic economic activity was slow, particularly in domestic consumption and investment areas. In the absence of inflationary pressure, growth in the nation-wide retail price index ("RPI") was down to 0.8% for 1997, from 6.1% in 1996. China recorded negative RPI growth in the last three months of 1997, giving rise to concerns about deflation in the economy.

In view of the sluggish domestic economy and deterioration of export competitiveness, government policy has turned reflationary. Interest rates were lowered for the third time in October 1997 and may be reduced further. There is ongoing discussion of further reform in the financial sector, which may involve reductions in the reserve requirement ratio for the banks. While there is a risk that reflationary policies may not be implemented in time and be sufficiently strong to promote domestic demand, the need for sustained economic growth for social stability and the reform of state-owned enterprises should keep government policies on the reflationary track. This should benefit Hong Kong and China companies' corporate earnings in 1998.

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REPORT OF THE INVESTMENT MANAGER
continued

The Chinese renminbi ("RMB") appreciated slightly in 1997, despite currency turmoil in the region. Leaders in Beijing have repeatedly denied the intention to devalue the currency to restore export competitiveness. Devaluation of the rmb would have a significant effect on the currencies and economies of the region, in particular Hong Kong where political and economic costs of devaluation appear to be prohibitively high under current circumstances. The government announced at the end of the year that foreign-invested enterprises will be given tariff exemptions on imported machinery and equipment. There is also some expectation of increased tax rebates on exports. It appears that non-currency policies deregulation is accelerating to attract foreign investment and boost external trade.

Reform of the Chinese economy continues. In October, the 15th Communist Party Congress confirmed the resolution to move ahead with the reform of state-owned enterprises. This reform process will increase productivity, but requires a shift from central planning to market-driven entities. Merger and acquisition activities will increase, which will present attractive opportunities for listed red chips, "H" and "B" share companies. In addition, increased awareness of risk among government officials, banks and enterprises, together with the commitment to banking reform is encouraging. The government also appears determined to restructure its banking system. These reforms are expected to bring about significant improvement in efficiencies, and hence higher returns on capital. However, risks remain on the potential escalation of unemployment and bankruptcy of Chinese banks.

HONG KONG

Market Review

The equity market performed strongly prior to the changeover of sovereignty. The equity market was considered a safe haven, with expectations that economic growth domestically and in China would remain strong and relatively immune from accelerating economic deterioration in other Asian countries.

There was an element of euphoria reflected in red chip stocks which rose to extreme levels in price and valuation. Following the handover, and from the end of the third quarter, the woes of the rest of the region caught up with Hong Kong. The question of the sustainability of Hong Kong's currency peg with the U.S. dollar attracted the attention of international investors as other Asian currencies collapsed. Domestic short-term interest rates rose in Hong Kong and remained high, property stocks came under significant selling pressure and in October the share market fell sharply.

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Prospects

Pressure on the Hong Kong dollar caused concern on the basis that either the peg itself might be broken, resulting in currency depreciation, or that high interest rates would contract earnings and growth prospects, particularly in the real estate sector.

On balance, we believe the peg will hold in the short-term, but the sustainability of the cost of the peg -- high interest rates -- in the longer-term is an important issue. Hong Kong runs a fiscal surplus and, more or less, a balanced current account. Both the government and corporates have prudent balance sheets. The economic structure, which is a free-market economy, is therefore capable of adjusting to the imposition of considerably higher interest rates in defense of the currency. Based on the operation of the linked exchange rate system, the adjustment of currency pressure is in domestic price levels. As a result, both the equity market and the domestic property market had drastic corrections in the fourth quarter of 1997, demonstrating the efficiency and flexibility of these asset markets.

A slowdown of the Hong Kong economy in 1998 appears inevitable, given the effect that the repricing of assets such as property has had on net wealth and, therefore, actual and future consumption, reduction in tourist income and the likely delay in private investments. There are already signs of rising unemployment and bankruptcies. While these are unavoidable costs of defending the HK$-US$ peg, the key issue is whether there will be a failure of the banking system due to the sharp decline in asset prices and hence, the value of collateral. However, the banks in Hong Kong remain well capitalized and there are already signs of changes in the government's land policy to stabilize the property market.

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7

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REPORT OF THE INVESTMENT MANAGER
continued

OUTLOOK

The near-term outlook for the "Greater China" stock markets remains uncertain, largely due to the continuing financial crisis in Asia. However, the healthy fundamental structure of the Hong Kong economy and the benefit from likely lowered interest rates should bode well for the longer-term outlook of these markets.

There is no doubt that corporate earnings growth in 1998 will be significantly affected by the slowdown of economies in the region. However, the sharp decline in share prices should have discounted much of the bad news. The valuation of the markets appears attractive at the current level, as Hong Kong stocks are trading at the lower end of historic valuation ranges and the majority of Chinese stocks are at historic lows.

The political environment, by contrast, appears relatively benign. The political handover in Hong Kong has been smooth and the new SAR Government appears to have been well received by the general public. In China, the 15th Party Congress of the Communist Party has further consolidated the power base of current leaders, especially Jiang Zemin.

In short, Hong Kong and China are relatively well positioned in this Asian currency crisis. The Investment Manager will continue to adopt a cautious and selective approach towards the stocks in "Greater China" and will be actively looking to accumulate undervalued China stocks, which are expected to offer long-term organic growth. However, the possible knock-on effects of serious regional social or political unrest is a risk that cannot be completely discounted.

BARING INTERNATIONAL INVESTMENT (FAR EAST) LIMITED
HONG KONG

February 3, 1998

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PORTFOLIO OF INVESTMENTS
December 31, 1997

  Shares       Description                                         Value
                                                                  (Note 1)
               Equities and Equity Equivalents -- 105.3%

               CHINA -- 40.2%
               Building Materials -- 0.6%
     800,000   Shenzhen Fangda "B"                              $    918,828
                                                                ------------
               Conglomerates -- 0.6%
     400,000   Beijing Enterprises "H"*                            1,027,229
                                                                ------------
               Consumption -- 0.4%
   5,152,000   Gauangzhou Pharmaceutical "H"*                        691,454
                                                                ------------
               Infrastructure -- 1.3%
     361,800   Guangdong Prov. Express Development "B"               148,474
  10,074,000   Zhejiang Expressway "H"*                            2,041,061
                                                                ------------
                                                                   2,189,535
                                                                ------------

               Manufacturing -- 17.2%
   3,340,562   China International Marine Containers "B"           3,013,360
   9,478,000   First Tractor "H"*                                  5,718,112
   3,975,000   Guangdong Kelon Electronic Holdings "H"             4,103,755
  19,800,000   Harbin Power Equipment "H"                          2,376,307
     466,700   Hubei Sanonda "B"*                                    187,909
   1,157,200   Inner Mongolia Erdos Cashmere Products "B"            393,448
   5,830,000   Qingling Motor "H"                                  2,858,950
   2,769,080   Shanghai Diesel Engine "B"*                           348,904
   3,770,000   Wafangdian Bearing "B"*                             1,508,195
   4,614,500   Weifu Fuel Injection "B"                            1,548,290
  10,614,000   Zhenhai Refining & Chemical "H"                     4,451,607
   3,937,000   Zhenhua Port Machinery "B"*                         2,708,656
                                                                ------------
                                                                  29,217,493
                                                                ------------

               Services -- 4.7%
   1,063,200   China Merchant Shekou Port Service "B"*               273,038
   8,938,160   Shanghai Dazhong Taxi "B"                           6,685,744
   2,000,000   Tietsen Marine Shipping "B"*                          948,000
                                                                ------------
                                                                   7,906,782
                                                                ------------

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PORTFOLIO OF INVESTMENTS
continued

  Shares       Description                                         Value
                                                                  (Note 1)
               Utilities -- 11.2%
   9,358,000   Beijing Datang Power "H"*                        $  4,287,121
     453,800   Huaneng Power International ADR "N"*               10,522,487
  13,000,000   Zhejiang Southeast Electric "B"*                    4,186,000
                                                                ------------
                                                                  18,995,608
                                                                ------------

               Miscellaneous -- 4.2%
  25,980,000   Anhui Expressway "H"                                4,492,605
   6,938,300   Inner Mongolia Yitai "B"                            2,705,937
                                                                ------------
                                                                   7,198,542
                                                                ------------
               Total China                                        68,145,471
                                                                ------------

               HONG KONG -- 65.1%
               Banking -- 4.6%
   5,503,697   The Ka Wah Bank                                     4,829,673
   2,430,000   Union Bank of Hong Kong                             2,979,094
                                                                ------------
                                                                   7,808,767
                                                                ------------

               Conglomerates -- 16.0%
   5,860,000   China Resources Enterprise                         13,082,720
   2,248,000   Hutchison Whampoa                                  14,069,944
                                                                ------------
                                                                  27,152,664
                                                                ------------

               Consumption -- 2.8%
   4,544,000   NG Fung Hong                                        4,779,146
                                                                ------------

               Infrastructure -- 13.5%
   2,763,000   Cheung Kong Infrastructure Holdings                 7,844,367
   4,518,000   Cosco Pacific                                       3,673,171
   5,048,574   New World Infrastructure*                          11,434,053
                                                                ------------
                                                                  22,951,591
                                                                ------------

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
  Shares       Description                                         Value
                                                                  (Note 1)
               HONG KONG -- (continued)
               Real Estate Development -- 11.0%
     816,000   Cheung Kong Holdings                             $  5,344,173
   2,486,000   Concord Land Development                              986,508
  12,000,000   Far East Hotels & Entertainment                     3,329,462
   1,873,000   New World Development                               6,477,791
     353,000   Sun Hung Kai Properties                             2,471,319
                                                                ------------
                                                                  18,609,253
                                                                ------------

               Services -- 7.9%
   6,544,000   China Telecom*                                     11,231,798
   1,103,000   Smartone Telecom Holdings                           2,127,997
                                                                ------------
                                                                  13,359,795
                                                                ------------

               Trading -- 4.6%
   1,517,000   Shanghai Industrial Holdings                        5,647,884
   2,250,000   Tianjin Development Holdings*                       2,090,592
                                                                ------------
                                                                   7,738,476
                                                                ------------

               Miscellaneous -- 4.7%
   1,816,000   China Everbright IHD Pacific*                       1,464,705
   3,970,000   China Merchants Holdings International              4,072,977
   8,520,000   CNPC Hong Kong*                                     2,391,405
                                                                ------------
                                                                   7,929,087
                                                                ------------
               Total Hong Kong                                   110,328,779
                                                                ------------
               Total Equities and Equity Equivalents
                 (cost $189,186,133)                             178,474,250
                                                                ------------

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PORTFOLIO OF INVESTMENTS
continued

 Principal     Description                                         Value
    Amount                                                        (Note 1)

               Time Deposits -- 17.9%
 $29,100,000   Bank of Montreal, 4.50%**                        $ 29,100,000
   1,300,000   BNP Georgetown
                 Grand Cayman, 4.50%**                             1,300,000
                                                                ------------
               Total Time Deposits (cost $30,400,000)             30,400,000
                                                                ------------
               Investments from Cash Collateral for
                 Securities on Loan -- 18.0%
               Discount Notes -- 15.4%
   8,000,000   Dow Chemical Company, 1/2/98                        8,000,000
   9,000,000   Koch Industries, 1/2/98                             9,000,000
   9,000,000   UBS Financial (Delaware) 1/2/98                     9,000,000
                                                                ------------
               Total Discount Notes (cost $26,000,000)            26,000,000
                                                                ------------
     Shares
               Money Market Fund -- 2.6%
   4,436,167   AIM Liquid Assets Portfolio (cost $4,436,167)       4,436,167
                                                                ------------
               Total Investments from Cash Collateral for
                 Securities on Loan (cost $30,436,167)            30,436,167
                                                                ------------
               Total Investments -- 141.2% (cost $250,022,300)   239,310,417
               Liabilities in excess of other assets -- (41.2%)  (69,792,711)
                                                                ------------
               Net Assets -- 100.0%                             $169,517,706
                                                                ------------
                                                                ------------

               *  Non-income producing security.
                  Security, or a portion thereof, was on loan at December 31, 1997.
               ** Variable rate account -- rate resets on a monthly basis;
                  amount available upon 48 hours' notice.
               ADR -- American Depositary Receipt.

               See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

Assets
Investments at value (cost $250,022,300)                      $239,310,417
Cash (including Hong Kong dollars with a cost
  and value of $9,429)                                              92,991
Receivable for investments sold                                  5,082,128
Dividends and interest receivable                                  231,850
Prepaid expenses                                                    37,697
                                                               -----------

  Total assets                                                 244,755,083
                                                               -----------
Liabilities
Collateral for securities on loan                               30,436,167
Dividend and distribution payable                               44,075,671
Investment management fee payable                                  248,151
Administration fee payable                                          42,786
Accrued expenses                                                   434,602
                                                               -----------

  Total liabilities                                             75,237,377
                                                               -----------
Net Assets                                                    $169,517,706
                                                               -----------
                                                               -----------
Composition of Net Assets
Common stock, $0.001 par value; 12,593,049 shares issued
  and outstanding (100,000,000 shares authorized)             $     12,593
Paid-in capital in excess of par                               170,419,027
Dividends in excess of net investment income                    (1,772,768)
Accumulated net realized gain on investments                    11,570,699
Net unrealized depreciation of investments and other
  assets and liabilities denominated in foreign currency       (10,711,845)
                                                               -----------

Net Assets                                                    $169,517,706
                                                               -----------
                                                               -----------

Shares outstanding                                              12,593,049
                                                               -----------

Net Asset Value Per Share                                           $13.46
                                                                    ------
                                                                    ------

See Notes to Financial Statements.
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STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

Investment Income
Dividends (net of foreign withholding taxes of $13,421)       $  3,768,149
Interest                                                           332,926
                                                               -----------
  Total investment income                                        4,101,075
                                                               -----------

Expenses
Investment management fees                                       3,474,551
Custodian and accounting fees                                      617,353
Administration fees                                                570,928
Directors' fees and expenses                                       223,810
Shareholder reports expense                                        121,752
Legal fees                                                          71,658
Insurance expense                                                   64,951
Audit fees                                                          45,929
New York Stock Exchange listing fee                                 22,991
Amortization of organizational expenses                             13,682
Transfer agent fees and expenses                                     7,889
Miscellaneous expenses                                               3,300
                                                               -----------
  Total expenses                                                 5,238,794
                                                               -----------

Net investment loss                                             (1,137,719)
                                                               -----------

Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions
Net realized gain(loss) on:
  Investments                                                   62,519,397
  Foreign currency transactions                                    (50,936)
                                                               -----------
                                                                62,468,461
                                                               -----------

Net change in unrealized appreciation/depreciation of:
  Investments                                                  (91,585,224)
  Other assets and liabilities denominated in
    foreign currency                                                  (508)
                                                               -----------
                                                               (91,585,732)
                                                               -----------

Net realized and unrealized loss on investments
  and foreign currency transactions                            (29,117,217)
                                                               -----------

Net Decrease in Net Assets
  From Investment Operations                                  $(30,254,990)
                                                               -----------
                                                               -----------

See Notes to Financial Statements.
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STATEMENT OF CHANGES IN NET ASSETS

                                          For the Year        For the Year
                                                 Ended               Ended
                                     December 31, 1997   December 31, 1996
                                     -----------------   -----------------
Income (Loss) from Investment
  Operations
Net investment income (loss)             $  (1,137,719)      $  1,190,587
Net realized gain on investments
  and foreign currency transactions         62,468,461          2,051,827
Net change in unrealized appreciation/
  depreciation of investments and
  other assets and liabilities
  denominated in foreign currency          (91,585,732)        69,206,724
                                           -----------        -----------

Total from investment operations           (30,254,990)        72,449,138
                                           -----------        -----------
Dividends and Distributions
  to Shareholders
From net investment income                          --         (1,141,575)
In excess of net investment income          (1,635,864)          (369,591)
From net realized gain on investments      (43,974,900)                --
                                           -----------        -----------
Total dividends and distributions
  to shareholders                          (45,610,764)        (1,511,166)
                                           -----------        -----------

Fund Share Transactions
Proceeds from dividends reinvested                  --             84,972
Proceeds from the sale of shares in
  rights offering                                   --         35,640,952
Offering costs charged to paid-in
  capital in excess of par                          --           (526,378)
                                           -----------        -----------

Total Fund share transactions                       --         35,199,546
                                           -----------        -----------

Net increase (decrease) in net assets      (75,865,754)       106,137,518

Net Assets
Beginning of period                        245,383,460        139,245,942
                                           -----------        -----------
End of period                             $169,517,706       $245,383,460
                                           -----------        -----------
                                           -----------        -----------

See Notes to Financial Statements.
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NOTES TO FINANCIAL STATEMENTS

Note 1

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of ING Groep NV. Investment operations commenced on July 23, 1992. Organizational costs of $123,000 have been deferred and amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

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16

The Greater China Fund, Inc.
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FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and
    (ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

SECURITY LENDING

The Fund may lend up to 30% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the loans of securities are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the loaned securities that are foreign securities, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber") who administers the Fund's lending program. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agency fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees, paid by the borrowers. For the year ended December 31, 1997, net earnings to the Fund from investment of cash collateral was $12,356, after deducting the borrowers' rebate of $72,436 and PaineWebber fees of $6,653 which were due at December 31, 1997. At December 31, 1997, the market value of the securities loaned and the amount of cash collateral received with respect to such loans were $26,477,732 and $30,436,167, respectively.

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17

The Greater China Fund, Inc.
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NOTES TO FINANCIAL STATEMENTS
continued

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par. Dividends in excess of net investment income during the year ended December 31, 1997 result from temporary differences relating to unrealized gains on investments in passive foreign investment companies. In addition, as a result of permanent book/tax differences primarily attributed to sales of passive foreign investment companies, $1,862,293 has been reclassified from accumulated net realized gain on investments to dividends in excess of net investment income. Net assets were not affected by this reclassification.

On December 19, 1997, the Board of Directors declared an ordinary income and long-term capital gain dividend aggregating $3.50 per share. The dividend was paid on January 16, 1998 to shareholders of record on December 31, 1997.

TAX STATUS

     United States

The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

     China

Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau determined that dividends paid on "B" shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of "B" shares and shares of a PRC company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

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18

The Greater China Fund, Inc.
------------------------------------------------------------------------------

     Hong Kong

Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16.5% for corporations.

     Other Foreign Countries

The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

-------------------------------------------------------------------------------

Note 2

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with the Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

-------------------------------------------------------------------------------

Note 3

TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended December 31, 1997, $277,964 was paid or accrued by the Investment Manager to PaineWebber for such services.

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19

The Greater China Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
continued

Note 4

PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was $251,830,527. Accordingly, net unrealized depreciation of $12,520,110 was composed of gross appreciation of $21,272,179 for those securities having an excess of value over cost and gross depreciation of $33,792,289 for those securities having an excess of cost over value.

For the year ended December 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $220,716,834 and $257,414,420, respectively.

During the year ended December 31, 1997, the Fund utilized $4,829,037 of capital loss carryforwards.

-------------------------------------------------------------------------------

Note 5

CAPITAL STOCK

Of the 12,593,049 shares outstanding at December 31, 1997, the Investment Manager owned 7,663 shares. There were no transactions in shares of common stock for the year ended December 31, 1997.

Transactions in shares of common stock for the year ended December 31, 1996 were as follows:

                                                               For the Year
                                                                      Ended
                                                          December 31, 1996
                                                          -----------------
Shares outstanding, beginning of period                           9,589,377
                                                                 ----------
Shares issued resulting from dividend reinvestment                    5,327
Shares issued in connection with rights offering                  2,998,345
                                                                 ----------
Net increase in shares outstanding                                3,003,672
                                                                 ----------
Shares outstanding, end of period                                12,593,049
                                                                 ----------
                                                                 ----------

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20

The Greater China Fund, Inc.
------------------------------------------------------------------------------

Note 6

CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund invests in fixed income securities issued by banks and other corporations, the market values of which may change in response to interest rate changes. The ability of the issuers of such fixed income securities to meet their obligations may be affected by changing business and economic conditions in a specific state, industry or region.

-------------------------------------------------------------------------------

Note 7

RIGHTS OFFERING

During the year ended December 31, 1996, the Fund issued 2,998,345 shares in connection with a rights offering of the Fund's shares. Shareholders of record on April 15, 1996 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every four rights held at a subscription price of $12.35 per share. Offering costs of $526,378 were charged to paid-in capital in excess of par, including $100,000 paid to PaineWebber, as partial reimbursement for its expenses as dealer manager. Dealer manager and soliciting fees of $1,388,609 were netted against the proceeds of the subscription. PaineWebber informed the Fund that they received approximately $585,000 and $112,500 in dealer manager and soliciting fees, respectively, in connection with its participation in the rights offering.

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21

The Greater China Fund, Inc.
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                     For the
                                                    Year Ended
                                                    December 31,   For the Year Ended December 31,
                                                      -------   -------------------------------------
                                                         1997      1996      1995      1994      1993
                                                      -------   -------   -------   -------   -------
Net asset value, beginning of period                   $19.49    $14.52    $14.29    $23.79    $13.40
                                                      -------   -------   -------   -------   -------

Income (Loss) From Investment Operations
Net investment income (loss)                            (0.09)     0.10*     0.20      0.12*     0.02
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions           (2.32)     5.93*     0.29     (8.92)*   11.00
                                                      -------   -------   -------   -------   -------
     Total from investment operations                   (2.41)     6.03      0.49     (8.80)    11.02
                                                      -------   -------   -------   -------   -------

Dividends and Distributions to Shareholders
From net investment income                                 --     (0.09)    (0.20)    (0.09)    (0.01)
In excess of net investment income                      (0.13)    (0.03)       --        --        --
From net realized gain on investments                   (3.49)       --     (0.01)    (0.06)    (0.62)
In excess of net realized gain on investments              --        --     (0.05)       --        --
                                                      -------   -------   -------   -------   -------
     Total dividends and distributions to shareholders  (3.62)    (0.12)    (0.26)    (0.15)    (0.63)
                                                      -------   -------   -------   -------   -------
Fund Share Transactions
Dilutive effect of rights offering                        --      (0.89)       --     (0.46)       --
Offering costs charged to paid-in capital
    in excess of par                                      --      (0.05)       --     (0.09)       --
                                                      -------   -------   -------   -------   -------
     Total Fund share transactions                        --      (0.94)       --     (0.55)       --
                                                      -------   -------   -------   -------   -------

Net asset value, end of period                         $13.46    $19.49    $14.52    $14.29    $23.79
                                                      -------   -------   -------   -------   -------
                                                      -------   -------   -------   -------   -------

Market value, end of period                            $10.88    $15.63    $14.13    $12.13    $26.75
                                                      -------   -------   -------   -------   -------
                                                      -------   -------   -------   -------   -------

Total Investment Return **                              (7.29)%   15.53%    18.48%   (52.01)%  122.01%
                                                      -------   -------   -------   -------   -------
                                                      -------   -------   -------   -------   -------
Ratios/Supplemental Data
Net assets, end of period (000 omitted)              $169,518  $245,383  $139,246  $136,994  $160,783
Ratio of expenses to average net assets                  1.88%     2.07%     2.36%     2.08%     2.22%
Ratio of net investment income (loss)
  to average net assets                                 (0.41)%    0.65%     1.39%     0.63%     0.11%
Portfolio turnover                                         82%       37%       32%       22%       31%
Average commission rate paid per share of common
  stock investments purchased/sold                    $0.0023   $0.0015        --        --        --

*   Based on average shares outstanding.
**  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

    Disclosure effective for fiscal years beginning on or after September 1, 1995.

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22

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The Greater China Fund, Inc.
------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Greater China Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Greater China Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 10, 1998

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23

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The Greater China Fund, Inc.
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DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PNC Bank, National Association (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by PNC Bank, National Association, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.

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24

The Greater China Fund, Inc.
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OTHER INFORMATION

Since December 31, 1996, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws, (iii) material changes in the principal risk factors associated with investment in the Fund and (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

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25